UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: May 6, 2016

(Date of earliest event reported)

VBI VACCINES INC.

(Exact name of registrant as specified in its charter)

Delaware	000-18188	93-0589534
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 3rd Street, Suite 2241

Cambridge, Massachusetts 02142

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (617) 830-3031

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On May 6, 2016 (the “Closing Date”), in connection with the completion of the Merger, as defined and described in Item 2.01 below, VBI Vaccines Inc., a Delaware corporation (the “Company”), together with its wholly owned subsidiaries, Variation Biotechnologies (US), Inc., a Delaware corporation (the “Borrower”), and Variation Biotechnologies, Inc., a corporation incorporated under the Canada Business Corporations Act (“Canadian Sub” and together with the Company, the “Guarantors”), entered into a Consent Agreement (the “Consent Agreement”) with Perceptive Credit Opportunities Fund, LP (“PCOF”) and PCOF Phoenix II Fund, LP (together with PCOF, the “Lenders”), pursuant to which the Lenders agreed to (i) waive certain negative covenants included in the Credit Agreement and Guaranty, dated as of July 25, 2014, as amended on September 30, 2014 and March 19, 2015 (as amended, the “Credit Agreement”), by and among the Lenders, the Borrower and the Guarantors, solely for the purpose of allowing the Company to fulfill its obligations under the Merger Agreement (as defined in Item 2.01 below), and (ii) waive the classification of the Merger as an Event of Default due to a Change of Control, each as defined in the Credit Agreement.

In consideration of the Lenders entering into the Consent Agreement, the Company agreed that, on or before July 30, 2016, (i) SciVac Therapeutics Inc., a corporation organized under the laws of British Columbia, Canada (“SciVac”), shall have completed an equity financing on terms reasonably satisfactory to the Lenders, and (ii) the Borrower, the Guarantors and the Lenders shall have entered into an amendment and restatement of the Credit Agreement on terms reasonably satisfactory to the Lenders (the “Amendment and Restatement”). In addition, the Borrower and the Guarantors agreed that for a period commencing on the Closing Date and continuing until the earlier of (A) the effectiveness of the Amendment and Restatement and (B) ninety (90) days from the Closing Date, none of them shall negotiate any debt transaction that would replace or serve as an alternative for the financing contemplated by the Amendment and Restatement. Any breach or failure of the foregoing obligations of the Borrower and the Guarantors shall constitute an “Event of Default” for any and all purposes under the Credit Agreement, subject to the fulfillment of certain obligations of the Lenders under the Consent Agreement.

The foregoing description of the Credit Agreement is only a summary and is qualified in its entirety by reference to the complete text of the Credit Agreement, which was filed as Exhibit 10.7 to Amendment No. 1 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2015, filed with the Securities and Exchange Commission (the “SEC”) on March 9, 2016 and incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On the Closing Date, the Company completed its previously disclosed proposed merger (the “Merger”) with Sennicav Acquisition Corporation (“Sub”), a Delaware corporation and wholly owned subsidiary of SciVac, pursuant to which Sub merged with and into the Company, with the Company surviving the Merger as a wholly owned subsidiary of SciVac.

The Merger was consummated pursuant to that certain Agreement and Plan of Merger, dated as of October 26, 2015, as amended on December 17, 2015 (as amended, the “Merger Agreement”), by and among the Company, SciVac and Sub. The Merger Agreement and the transactions contemplated thereby were approved by the Company’s Board of Directors (the “Board”) on October 20, 2015, and the Company’s stockholder’s approved the Merger at a special meeting of stockholders held on May 5, 2016 (the “Special Meeting”).

At the effective time of the Merger (the “Effective Time”), and as a result of the Merger:

●

each share of issued and outstanding Company common stock (excluding shares cancelled pursuant to the Merger Agreement) ceased to be outstanding and was exchanged for the right to receive SciVac common shares in the ratio of 0.520208 SciVac common shares (“SciVac Common Shares”) for each share of Company common stock (the “Exchange Ratio”), which ratio reflects a 1-for-40 reverse stock split undertaken by SciVac on April 29,2016 (the “Merger Consideration”); and

●

each outstanding option or warrant to purchase a share of Company common stock was converted into an option or warrant to purchase, on the same terms and conditions, a number of SciVac Common Shares (rounded down to the nearest whole share) equal to the product of (i) the number of shares of Company common stock subject to such option or warrant multiplied by (ii) the Exchange Ratio at an exercise price per share computed by dividing the per share exercise price under each such option or warrant by the Exchange Ratio and rounding up to the nearest cent.

Prior to the Effective Time, all outstanding shares of the Company’s Series 1 Preferred Stock had been converted into shares of the Company’s common stock; therefore, at the Effective Time, no shares of the Company’s preferred stock were outstanding.

The foregoing description of the Merger Agreement is only a summary and is qualified in its entirety by reference to the complete text of the Merger Agreement, which was filed as Annex A to the Company’s definitive proxy statement on Schedule 14A, filed with the SEC on April 8, 2016 and incorporated herein by reference.

 In connection with the Merger, SciVac changed its name to VBI Vaccines Inc. and received approval for the listing of the SciVac Common Shares on The Nasdaq Capital Market. The SciVac Common Shares commenced trading on The Nasdaq Capital Market under the symbol “VBIV” on May 9, 2016. SciVac remains listed on the Toronto Stock Exchange (“TSX”), and, on May 9, 2016, continued trading under its new name, VBI Vaccines Inc. and the new ticker symbol, “VBV”.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the Merger, the Company notified The NASDAQ Stock Market (“NASDAQ”) that the certificate of merger had been filed with the Secretary of State of the State of Delaware on the Closing Date and that, at the Effective Time, each share of Company’s common stock was cancelled and converted into the right to receive the Merger Consideration. In addition, the Company requested that NASDAQ delist the Company common stock. Trading of the Company’s common stock on the NASDAQ Capital Market was suspended as of the close of business on the Closing Date. On the Closing Date, NASDAQ filed a notification of removal from listing and registration on Form 25 with the SEC to effect the delisting of the Company common stock from the NASDAQ Stock Market and the deregistration of the Company’s common stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company plans to file with the SEC a certification on Form 15 requesting the termination of registration of the Company’s common stock under Section 12(g) of the Exchange Act and the termination of its reporting obligations under Section 13 of the Exchange Act and the suspension of its reporting obligations under Section 15(d) of the Exchange Act.

Item 3.03	Material Modification to Rights of Security Holders.

The information included in Items 2.01, 3.01 and 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.01	Changes in Control of Registrant.

The information included in Items 2.01 and 5.02 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Chief Financial Officers

Effective upon the Closing Date, Egidio Nascimento, the Company’s Chief Financial Officer, tendered his resignation from that position and was appointed as Controller of SciVac.

Directors

In connection with the consummation of the Merger and as contemplated by the Merger Agreement, Trent Davis and Alan Timmins, directors of the Company prior to the Merger, resigned as directors of the Company and as members of each of the committees of the Board on which they served, effective immediately prior to the effective time. Pursuant to the terms of the Merger Agreement, at the Effective Time, Steven Rubin and Adam Logal became directors of the Company.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Effective Time, the certificate of incorporation of the Company, as in effect immediately prior to the Merger, was amended and restated to be in the form of the certificate of incorporation set forth as Exhibit B to the Merger Agreement (the “Amended and Restated Certificate of Incorporation”). In addition, at the effective time, the Company’s bylaws, as in effect immediately prior to the Merger, were amended and restated to be in the form of the bylaws set forth as Exhibit C to the Merger Agreement (the “Amended and Restated Bylaws”). The Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 5, 2016, the Company held the Special Meeting.  At the Special Meeting, the Company’s stockholders voted to: (1) approve and adopt the Merger Agreement and the Merger; and (2) approve, on a non-binding, advisory basis, the compensation to be paid or become payable to the Company’s named executive officers in connection with the Merger. The voting results on these proposals were as follows:

Proposal 1: Approve and adopt the Merger Agreement and the Merger

Votes For	Votes Against	Abstentions	Broker Non-Votes
19,787,235	13,850	46,160	-

Proposal 2: Approve, on a non-binding advisory basis, the compensation to be paid or become payable to the Company’s named executive officers in connection with the Merger

Votes For	Votes Against	Abstentions	Broker Non-Votes
19,708,272	82,977	55,996	-

Because there were sufficient votes represented at the Special Meeting to approve and adopt the Merger Agreement and the Merger, the proposal to approve the adjournment of the Special Meeting, if necessary, to permit further solicitation of proxies to approve and adopt the Merger Agreement and the Merger, was moot and therefore not presented or voted on.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation (1)
3.2	Amended and Restated Bylaws (2)

(1) Incorporated by reference to Exhibit B to Annex A to the registrant’s definitive proxy statement on Schedule 14A filed with the SEC on April 8, 2016.

(2) Incorporated by reference to Exhibit C to Annex A to the registrant’s definitive proxy statement on Schedule 14A filed with the SEC on April 8, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 9, 2016

VBI VACCINES INC.

By:	/s/ Jeff Baxter
Jeff Baxter
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation (1)
3.2	Amended and Restated Bylaws (2)

(1) Incorporated by reference to Exhibit B to Annex A to the registrant’s definitive proxy statement on Schedule 14A filed with the SEC on April 8, 2016.

(2) Incorporated by reference to Exhibit C to Annex A to the registrant’s definitive proxy statement on Schedule 14A filed with the SEC on April 8, 2016.